POWER OF ATTORNEY

	THE UNDERSIGNED does hereby nominate, constitute and appoint Alan J. Kreczko,
Ricardo A. Anzaldua and Laura A. Santirocco, or any one or more of them, his true and lawful attorneys and agents, to do any and all acts and things and execute and file any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the undersigned (in hisindividual capacity or in a fiduciary or any other capacity) to comply with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the
Securities Act of 1933, as amended (the "1933 Act"), and any requirements of the
Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the preparation, execution and filing of (i) any report or statement of beneficial ownership or changes in beneficial ownership of securities of THE
HARTFORD FINANCIAL SERVICES GROUP, INC., a Delaware corporation (the "Company"), that the undersigned (in his individual capacity or in a fiduciary or any other capacity) may be required to file pursuant to Section 16(a) of the 1934 Act, including specifically, but without limitation, full power and authority to sign the undersigned's name, in his individual capacity or in a fiduciary or any other capacity, to any report or statement on SEC Form ID, Form 3, Form 4 or
Form 5 or to any amendment thereto, or any form or forms adopted by the SEC in lieu thereof or in addition thereto, and (ii) any report required under Rule 144 of the 1933 Act on SEC Form 144 relating to sales of securities of the Company, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.  Furthermore, said attorneys and agents, or any of them, may, to the extent permitted by applicable law, delegate any authority granted pursuant to this authorization.

This authorization shall supersede all prior authorizations to act for the undersigned with respect to securities of the Company in these matters, which prior authorizations are hereby revoked, and shall remain in effect for so long as the undersigned (in his individual capacity or in a fiduciary or any other capacity) has any obligations under Section 16 of the 1934 Act with respect to securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2010.




                                         /s/ Christopher J. Swift
                                         Christopher J. Swift

POWER OF ATTORNEY

		Pursuant to certain Powers of Attorney granted to the undersigned by
Christopher J. Swift, a Section 16 officer of THE HARTFORD FINANCIAL SERVICES
GROUP, INC. dated March 9, 2010 (the "Delegable Section 16 Powers"), the undersigned does hereby nominate, constitute and appoint Amanda Grabowski
Aquino, Donald C. Hunt, Terence D. Shields and Leslie T. Soler, or any one or
more of them, his true and lawful attorneys and agents, to do any and all acts and things and execute and file any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the undersigned (in his individual capacity or in a fiduciary or any other capacity)
to comply with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the preparation, execution and filing of (i) any report or statement of beneficial ownership or changes in beneficial ownership of securities of THE HARTFORD FINANCIAL SERVICES GROUP, INC., a Delaware
corporation (the "Company"), that the undersigned (in his individual capacity or in a fiduciary or any other capacity) may be required to file pursuant to
Section 16(a) of the 1934 Act, including specifically, but without limitation, full power and authority to sign the  name of anyone on whose behalf the undersigned is authorized to act under any of the Powers of Attorney referenced above to any report or statement on SEC Form ID, Form 3, Form 4 or Form 5 or to any amendment thereto, or any form or forms adopted by the SEC in lieu thereof or in addition thereto, and (ii) any report required under Rule 144 of the 1933
Act on SEC Form 144 relating to sales of securities of the Company, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This authorization shall supersede all prior authorizations to act with the delegated authority of the undersigned with respect to securities of the Company in these matters, which prior authorizations are hereby revoked, and shall remain in effect, with respect to each of the Delegable Section 16 Powers, for so long as the authority of the undersigned to act under such Delegable Section 16 Power shall remain valid, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

		IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2010.


	/s/ Laura A. Santirocco
	 Laura A. Santirocco